                                                                    EXHIBIT 10.6

                          Debt Conversion and Mutual
                       Settlement and Release Agreement

     This Debt Conversion and Mutual Settlement and Release Agreement ("Conversion Agreement") is entered into at Orlando, Florida, effective as of March 1, 2001 ("Effective Date"), between Holiday RV Superstores, Inc., a Delaware corporation ("Holiday RV") and County Line Select Cars, Inc., a Florida corporation ("County Line" and collectively with Holiday RV, the "Holiday RV Group"), and Armando Alonso, an individual ("Armando") and Francisco Alonso, an individual ("Francisco" and collectively with Armando, the "Investor Group").

                                  WITNESSETH:

     Whereas, Holiday RV (as "Purchaser"), County Line (as "Company"), and the Investor Group (as "Stockholders") are parties to an agreement entitled Stock Purchase Agreement made and entered into on November 11, 1999 ("Stock Purchase Agreement").

     Whereas, in connection with the Stock Purchase Agreement, Holiday RV executed a convertible promissory note dated November 11, 1999 (the "Armando Note"), pursuant to which Holiday RV promised to pay to the order of Armando (as "Holder") the principal sum of seven hundred and fifty thousand dollars ($750,000) together with interest as described therein on or before November 11, 2002.

     Whereas, in connection with the Stock Purchase Agreement, Holiday RV executed a convertible promissory note dated November 11, 1999 (the "Francisco Note" and collectively with the Armando Note the "Purchase Notes"), pursuant to which Holiday RV promised to pay to the order of Francisco (as "Holder") the principal sum of seven hundred and fifty thousand dollars ($750,000) together with interest as described therein on or before November 11, 2002.

     Whereas, in connection with the Stock Purchase Agreement, County Line (as the "Company") entered into an employment agreement dated November 11, 1999 (the "Armando Employment Agreement") with Armando (as "Employee"), pursuant to which County Line agreed, among other things, to employ Armando for a period of three years as Senior Vice President and General Manager - Florida Division, at a salary of one hundred and twenty-five thousand dollars ($125,000) per year.

     Whereas, in connection with the Stock Purchase Agreement, County Line (as the "Company") entered into an employment agreement dated November 11, 1999 (the "Francisco Employment Agreement" and collectively with the Armando Employment Agreement the "County Line Employment Agreements") with Francisco (as "Employee"), pursuant to which the County Line agreed, among other things, to employ Francisco for a period of three years as Vice President and Assistant General Manager - Florida Division, at a salary of one hundred and twenty-five thousand dollars ($125,000) per year.

     Whereas, the Holiday RV Group with respect to the Investor Group, and the Investor Group with respect to the Holiday RV Group, desire to finally settle all of their respective rights and obligations under the Stock Purchase Agreement, the Purchase Notes, the County Line Employment Agreements and all amendments thereto, and all other related agreements (collectively the "Former Agreements"), terminate and release all of their respective rights and obligations under the

Former Agreements, and settle all other disputes of any kind that may or could exist between the Holiday RV Group and the Investor Group with respect to the Former Agreements, all upon the terms and conditions set forth in this Conversion Agreement. For purposes of this Agreement, the parties acknowledge and agree that the term "Former Agreements" does not include the indebtedness and obligation of Holiday RV secured by the mortgages on real property described in Schedule 3.3 hereto, and (ii) the obligations of Holiday RV to make rental
   ------------
payments to or for the benefit of the Investor Group in exchange for the use of two CD-3000-406 Key Systems (one located in Clermont and one located in Ocala), two (2) electric signs (one located in Clermont and one located in Ocala) and one other sign located in Clermont (collectively, the "Investor Group Leases").

     Now Therefore, in consideration of the mutual agreements contained herein and for other good and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, Holiday RV, County Line, Armando, and Francisco agree as follows:

     1. Defined Terms. In addition to those terms that may be defined elsewhere in this Conversion Agreement, the following terms shall have the meanings defined in this Section 1.
                         ---------

          1.1 "Common Stock" means the common stock, par value $.001 of Holiday RV.

          1.2 "Note Conversion" means the conversion of indebtedness in the original principal amount of $1,500,000, excluding any accrued but unpaid interest (which is the entire principal amount Holiday RV and the Investor Group have agreed is due and payable pursuant to the Stock Purchase Agreement and the Purchase Notes), into four hundred twelve thousand (412,000) shares of Common Stock (the "Conversion Shares") at a price per share of $3.05 and a $60,000 merchandise credit.

     2. Termination of County Line Employment Agreements. In consideration of the Note Conversion and as of the Effective Date:

          2.1. Armando Employment Agreement. The Armando Employment Agreement shall be terminated and of no further force and effect, and any amounts previously earned, due or payable, or amounts which could be earned or which could become due or payable upon the happening of future events, including but not limited to compensation (pursuant to Section 3.1 of the Armando Employment Agreement), Bonuses, Reimbursements, Fringe Benefits, Compensated Leave, and Severance Pay (as defined in and pursuant to Sections 3.2, 3.3, 3.4, 6, and 10, respectively, of the Armando Employment Agreement) is irrevocably waived and the obligation of any member of the Holiday RV Group to make such payments or any other payments related in any way to the Former Agreements, or Armando's employment at County Line is forever discharged and released, as set forth in more detail pursuant to Section 7 of this Conversion Agreement; provided,
                        ---------
however, that the Holiday RV Group shall provide, at its sole cost, medical insurance coverage for Armando comparable in all material respects to the medical insurance coverage provided to Armando pursuant to the Armando Employment Agreement, which medical insurance coverage shall apply at all times beginning on the Effective Date and ending on November 11, 2002.

          2.2. Francisco Employment Agreement. The Francisco Employment Agreement shall be terminated and of no further force and effect, and any amounts previously earned or amounts which could be earned upon the happening of future events, including but not limited to compensation (pursuant to Section 3.1 of the Francisco Employment Agreement), Bonuses Bonuses, Reimbursements, Fringe Benefits, Compensated Leave, and Severance Pay (as defined in and pursuant to Sections 3.2, 3.3, 3.4, 6, and 10, respectively, of the Francisco Employment Agreement) is irrevocably waived and the obligation of any member of the Holiday RV Group to make such payments or any other payments related in any way to the Former Agreements or Francisco's employment at County Line is forever discharged and released, as set forth in more detail pursuant to Section 7 of this Conversion Agreement; provided,
                        ---------
however, that the Holiday RV Group shall provide, at its sole cost, medical insurance coverage for Francisco comparable in all material respects to the medical insurance coverage provided to Armando pursuant to the Francisco Employment Agreement, which medical insurance coverage shall apply at all times beginning on the Effective Date and ending on November 11, 2002.

     3. Completion of Conversion. Concurrently with or as soon as practicable after the execution of this Conversion Agreement, Holiday RV and the Investor Group shall complete the Note Conversion by concurrently taking the following actions:

          3.1   Actions By Holiday RV.

                (a) Holiday RV shall deliver to the Investor Group stock certificates, with the legends set forth in Section 4.1 hereof, representing the
                                            -----------
Conversion Shares to be issued by Holiday RV to the Investor Group in the following names and numbers of shares:

                     (i)  Armando Alonso for 206,000 shares; and
                     (ii) Francisco Alonso for 206,000 shares.

                (b) Holiday RV shall pay to each member of the Investor Group, by wire transfer of immediately available U.S. Dollars, the interest owed by Holiday RV to such member of the Investor Group and accrued as of the Effective Date.

          3.2   Actions By Investor Group.

                (a) Each member of the Investor Group shall duly deliver to Holiday RV the original Purchaser Note.

                (b) Armando and Francisco shall resign from their positions as Senior Vice President and General Manager - Florida Division and Vice President and Assistant General Manager - Florida Division, respectively, of County Line, as evidenced by their written resignations in the form of the resignations attached as Exhibit A hereto.

          3.3 Effect of Conversion. Upon the Effective Date, (a) except as provided in Section 3.1(a), any and all amounts owed by the Holiday RV Group
            --------------
under the Former Agreements to the members of the Investor Group shall be deemed to have been converted, respectively, into the number of shares of Common Stock issued to each respective member of the Investor Group, as set forth in Section
                                                                        -------
3.1(b); (b) as of and after the Effective Date no member of the Holiday RV Group
------
shall owe any debt or have any obligation of any kind to any of the members of the Investor Group, except for (i) the indebtedness and obligation of Holiday RV secured by the mortgages on real property set forth in Schedule 3.3 hereto, (ii)
                                                       ------------
the obligation of Holiday RV to make rental payments pursuant to the Investor Group Leases; and (iii) the obligations of the Holiday RV Group under this Conversion Agreement; and (c) each and all of the Former Agreements shall be terminated and of no further force or effect.

     4.   Lock-Up.  Except as provided in Section 4.2, below, the Investor Group
                                          -----------
agrees that they will not, without Holiday RV's prior written consent, offer, sell, transfer, pledge, hypothecate, contract to sell, grant any option for the sale of the Conversion Shares or otherwise dispose of (collectively, a "Transfer"), directly or indirectly, any Conversion Shares beginning on the Effective Date and ending on the twenty-ninth (29th) monthly anniversary of the Effective Date.

          4.1 Legends. Each member of the Investor Group understands that, subject to Sections 4.2 and 7.8 hereof, until such time as the Conversion Shares
           ------------     ---
acquired by the Investor Group pursuant to this Conversion Agreement are subject to a Permitted Disposition in accordance with the terms of Section 4.2 hereof or
                                                           -----------
registered pursuant to Section 7.8 hereof, as applicable, the certificates for
                       -----------
the Conversion Shares will bear one or more restrictive legends (the "Stock Legends") in the following forms:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, DISPOSED OF, LOANED, OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE TERMS OF THE DEBT CONVERSION AND SETTLEMENT AGREEMENT DATED AS OF MARCH 1, 2001 ("CONVERSION AGREEMENT") BETWEEN THE COMPANY AND THE OTHER PARTIES NAMED THEREIN. A TRUE AND CORRECT COPY OF THE CONVERSION AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW.

          4.2   Permitted Dispositions.  Subject to compliance with Section 5
                                                                    ---------
below, on the Effective Date and upon the following 29 monthly anniversaries of such date, each member of the Investor Group shall be permitted to effect Transfers of the Conversion Shares (a "Permitted Disposition") with regard to 1/30/th/ of the number of initial Conversion Shares issued to such member of the Investor Group. By way of example, and assuming no prior Permitted Dispositions, upon the fourth and ninth monthly anniversary following the Effective Date, each member of the Investor Group shall be entitled to Transfer an aggregate of 5/30/ths/ and 1/3rd/, respectively, of the initial Conversion Shares issued to such individual, subject to compliance with the procedures set forth in Section
                                                                        -------
5,
-
below.

          4.3 Put Rights. Subject to the terms and conditions herein, each member of the Investor Group shall have the right (the "Investor Group Put Right") to require Holiday RV to purchase any or all of the Conversion Shares then-owned by such member of the Investor Group (the "Selling Member") and not then-subject to the lock-up provision of Section 4.2, above. The Selling Member shall notify Holiday RV of his exercise of the Investor Group Put Right by providing Holiday RV with written notice thereof (the "Election Notice"). In the event of the exercise of the Investor Group Put Right, Holiday RV shall be obligated to pay to the Selling Member for the Conversion Shares subject to such exercise (the "Put Conversion Shares") a per share purchase price (the "Per Share Put Price") equal to the greater of (i) the closing price on the business day immediately preceding the date of the Election Notice for one share of Common Stock as reported in the Wall Street Journal, or (ii) Three and 05/100 Dollars ($3.05). The settlement of the purchase and sale of the Put Conversion Shares shall be held at the principal office of Holiday RV at such time and date as shall be provided in the Election Notice but which date shall in no event be more than ten (10) days following the date of the Election Notice, unless a later date is mutually agreed to in writing by the Selling Member and Holiday RV. At settlement, the Selling Member shall deliver to Holiday RV the certificate or certificates representing the Put Conversion Shares, free and clear of any liens, claims or other encumbrances, and Holiday RV shall pay to the Selling Member an amount equal to the Per Share Put Price multiplied by the number of Put Conversion Shares, by wire transfer of immediately available United States Dollars. In the event that the certificate or certificates delivered by the Selling Member to Holiday RV represent a number of Conversion Shares that exceeds the number of Put Conversion Shares, then Holiday RV shall issue to the Selling Member a new certificate representing that number of shares of Common Stock as shall equal such excess, which shares shall be considered Conversion Shares and, as such, shall be subject to the terms and provisions of this Conversion Agreement in the same manner and to the same extent as were the Put Conversion Shares, and which new certificate shall bear the Stock Legends.

          4.4 Prohibited Transactions. Each member of the Investor Group agrees that unless and until all of the Conversion Shares are no longer subject to the lock-up provisions set forth in Article 4 of this Conversion Agreement,
                                       ---------
such member shall not lend or enter into, directly or indirectly, any short sale or similar transaction involving the Common Stock or any derivative security related thereto.

     5. Holiday RVOption. Subject to the terms and conditions herein, each member of the Investor Group shall issue to Holiday RV an option in the form of Exhibit B hereto (the "Holiday RV Option") to purchase the Conversion Shares then-owned by a member of the Investor Group and then-subject to the lock-up provisions set forth in Article 4 for a purchase price of Eight Dollars ($8.00)
                        ---------
per share (the "Exercise Price").

     6. Settlement and Mutual Release. As of the Effective Date, the Holiday RV Group and the Investor Group agree that the terms and conditions of this
Section 6 shall be in effect with respect to the Former Agreements and all of
---------
the respective rights and obligations of the Holiday RV Group and the Investor Group pursuant to the Former Agreements and all other related agreements:

          6.1 The Former Agreements shall be deemed to have been voluntarily terminated pursuant to the mutual agreement of Holiday RV, County Line, Armando, and Francisco, without any remaining liability to either Holiday RV, County Line, Armando, or Francisco. Without limiting the generality of the foregoing provisions of this section, Holiday RV,

County Line and each member of the Investor Group agree that the Holiday RV Group shall no longer have any obligations of any kind under the Former Agreements to pay any amount to the Investor Group, and the Investor Group shall no longer have any rights of any kind under the Former Agreements to collect from the Holiday RV Group or their predecessors, successors, former and current subsidiaries, affiliates, shareholders, directors, officers, agents, attorneys, representatives, insurers, employees and assigns (collectively, "Related Parties") any amounts owed under the Former Agreements or convert such amounts into, or to otherwise obtain ownership of, shares of Common Stock.

          6.2 The Holiday RV Group with respect to the Investor Group, and the Investor Group with respect to the Holiday RV Group, shall be deemed to have forever released and discharged each other and each other's Related Parties from and against any and all claims, damages and causes of action, in law or equity, whether or not known, suspected, or claimed, direct or indirect fixed or contingent, whether now existing or hereafter arising that they may have against each other with respect to and in connection with the Former Agreements and any matter arising out of the terms and conditions thereof, including without limitation, any breach of any representation or warranty or noncompliance or nonfulfillment of any covenant or agreement contained in or arising out of the Former Agreements.

     7. Representations, Warranties and Agreements of Holiday RV and County Line. In addition to any representations and warranties Holiday RV and County Line may make to the Investor Group elsewhere in this Conversion Agreement, or in any other document delivered to the Investor Group in connection herewith, each of Holiday RV and County Line represents and warrants to the Investor Group that the statements contained in this Section 7 are true, accurate, complete,
                                      ---------
and not misleading in any material respect, and also shall be so as of the Effective Date.

          7.1 Organization and Good Standing, and Other Status. Holiday RV is a corporation, legally and validly incorporated, organized and existing under the laws of the State of Delaware and County Line is a corporation legally and validly incorporated, organized and existing under the laws of the State of Florida.

          7.2 Authority to Conduct Business. Each of Holiday RV and County Line possesses full corporate power and lawful authority to own, lease and operate its assets, and to carry on its business as presently conducted. Each of Holiday RV and County Line is duly and legally qualified to do business and is in good standing in each country, state, county, city or other jurisdiction in which the failure to so qualify would have a material adverse impact on Holiday RV's or County Line's business.

          7.3   Authority Regarding this Agreement.

                7.3.1 Each of Holiday RV and County Line has the complete and unrestricted right, power, authority and capacity to (a) execute and deliver this Conversion Agreement, and every other document executed and delivered by Holiday RV and County Line to the Investor Group in connection therewith (collectively the "Transaction Documents"); and (b) carry out and perform each of Holiday RV's or County Line's obligations pursuant to the Transaction Documents.

                7.3.2 This Conversion Agreement has been, and, as of the Effective Date all of the other Transaction Documents will have been, duly and validly executed and delivered by each of Holiday RV and County Line, and when so executed and delivered, will constitute legal, valid and binding obligations of each of Holiday RV and County Line, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          7.4 Valid Issuance of Common Stock. The Conversion Shares, when issued and delivered in accordance with the terms of this Conversion Agreement, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than those stated in this Conversion Agreement and/or that may arise under applicable state and federal securities laws.

          7.5 Disclosure. Each of Holiday RV and County Line has fully provided each member of the Investor Group with all information each such party has requested for deciding whether to enter into the transactions contemplated by the Transaction Documents, including without limitation, the acquisition of the Common Stock.

          7.8 Restricted Securities; Registration. The Investor Group agrees and acknowledges that the Conversion Shares are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "Act"), and may not be resold or transferred without registration under the Act and applicable state securities laws or an exception from such registration. Holiday RV agrees to file a registration statement under the Act covering the Conversion Shares as promptly as practicable after the Effective Date and will use commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission no later than the 120th day following the Effective Date. Holiday RV shall not be required to maintain the effectiveness of such registration statement after any of the Conversion Shares may be resold pursuant to Rule 144 under the Act.

     8. Representations, Warranties and Agreements of the Investor Group. In addition to any representations and warranties the Investor Group may make to the Holiday RV Group elsewhere in this Conversion Agreement, or in any other document delivered to Holiday RV or County Line in connection herewith, the members of the Investor Group, jointly and severally represent and warrant to Holiday RV and County Line that the statements contained in this Section 8 are
                                                                 ---------
true, accurate, complete, and not misleading in any material respect.

          8.1   Authority Regarding this Agreement.

                8.1.1 Each member of the Investor Group has the complete and unrestricted right, power, authority and capacity to (a) execute and deliver each Transaction Document to which it is a party; and (b) carry out and perform each of their respective obligations pursuant to such Transaction Documents.

                8.1.2 This Conversion Agreement has been, and, as of the Effective Date all of the other Transaction Documents will have been, duly and validly executed and delivered by each member of the Investor Group which is a party to such agreements or documents, and when so executed and delivered, will constitute legal, valid and binding obligations of each member of the Investor Group which is a party to such agreements or documents, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          8.2 Purchase Entirely For Own Account. Each member of the Investor Group is aware that Holiday RV is entering into the Transaction Documents in reliance on the representation made by each member of the Investor Group, which representation is respectively confirmed by each such member's execution of this Conversion Agreement, and each such member hereby confirms, that the Conversion Shares will be acquired for investment and not with a view to the resale or distribution of any part thereof, and that such member has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Conversion Agreement, each member of the Investor Group further represents that such member does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Conversion Shares.

          8.3 Disclosure of Information. Each member of the Investor Group is an insider of Holiday RV and has received all the information it considers necessary or appropriate in making an investment decision with respect to the Conversion Shares. Each member of the Investor Group has had an opportunity to ask questions and has received answers from Holiday RV regarding the terms and conditions of the Transaction Documents and the business, properties, prospects and financial condition of Holiday RV.

          8.4 Investment Experience. Each member of the Investor Group acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Conversion Shares. Each member of the Investor Group has carefully evaluated such member's financial resources and investment position and the risks associated with an investment in the Conversion Shares, and acknowledges that such member is able to bear the economic risks of this investment. Each member of the Investor Group further acknowledges that such member's financial condition is such that the member is not under any present necessity or constraint to dispose of the securities to satisfy any existing or contemplated debt or undertaking.

          8.5 Further Restrictions on Transfer. Without in any way limiting the representations set forth above in this Section 8, each member of the
                                            ---------
Investor Group further agrees not to make any disposition of all or any portion of the Conversion Shares unless and until either (a) the Registration Statement is then in effect covering such proposed disposition and such disposition is made in accordance with such Registration Statement or (b) such member shall have furnished Holiday RV with an opinion of counsel, reasonably satisfactory to Holiday RV, that such disposition will not require registration of the Conversion Shares in question under the Act.

     Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Conversion Shares in compliance with SEC Rule 144 or Rule 144A; or (ii) for any transfer of any Conversion Shares by a holder thereof that is a partnership or a corporation to: (1) a partner of such partnership or a shareholder of such corporation; (2) a retired partner of such partnership who retires after the date hereof; or (3) the estate of any such partner or shareholder; provided, that in each of the foregoing cases (1) - (3) of Section 8.5(ii), the transferee agrees in writing to be subject to the terms of this Section 8 and Sections 4 and 5 to
                                              ---------     ----------     -
the same extent as if the transferee were an original transferee of Conversion Shares hereunder.

     9. Representations, Warranties and Agreements of the Parties with Regard to Insider Status. In addition to any representations and warranties any member of the Holiday RV Group and any member of the Investor Group may make elsewhere in this Conversion Agreement, or in any other document delivered to any party in connection herewith, Holiday RV, County Line, Armando and Francisco, jointly and severally represent and warrant to each other party that the statements contained in this Section 9 are true, accurate, complete, and not misleading in
                  ---------
any material respect, and acknowledge that each of them are relying upon such representations, warranties and agreements in entering into this Conversion Agreement and the transactions contemplated herein.

          9.1   Possession of Material Non-Public Information.

                9.1.1 The parties acknowledge that Armando and/or Francisco may have possession of, or may have received, confidential or material non-public information concerning the Common Stock and/or Holiday RV that the Holiday RV and/or County Line do not possess or have access to (the "Buyer Information"). In addition, the parties acknowledge that Holiday RV and/or County Line may have possession of, or may have received, confidential or material non-public information concerning the Common Stock and/or Holiday RV, that Armando and/or Francisco do no possess or have access to (the "Seller Information");

                9.1.2 The Holiday RV Group and the Investor Group have each requested that the other not disclose to it any of the Buyer Information or the Seller Information;

                9.1.3 The Holiday RV Group and the Investor Group have each complied with the other's request not to disclose to it any of the Buyer Information or the Seller Information; and

                9.1.4 As a consequence of such non-disclosure of the Buyer Information or the Seller Information, as the case may be, there may exist a disparity of information between the Holiday RV Group and the Investor Group with respect to the Common Stock and/or Holiday RV.

          9.2 Indemnification. As a condition to the Investor Group's agreement to purchase, and the Holiday RV Group's agreement to sell the Conversion Shares, each agree to waive against the other, and hereby release and agree to indemnify and hold harmless the other from, claims, if any the other could otherwise have with respect to the non-disclosure of the Buyer Information or the Seller Information.

     10.  Miscellaneous Provisions.

          10.1 Exhibits. All exhibits described in this Conversion Agreement are incorporated by reference as if fully set forth herein, and constitute a material part of this Conversion Agreement, whether or not such exhibits are attached hereto.

          10.2 Governing Law. This Conversion Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida, United States of America. Any legal action between the parties regarding this Conversion Agreement shall be brought in, and the parties hereby consent to the jurisdiction of and venue in the federal and state courts located in the State of Florida, United States of America.

          10.3 Notices. Any notice, demand or other communication required or permitted under this Conversion Agreement shall be deemed given and delivered when in writing and (a) personally served upon the receiving party, or (b) upon the third (3rd) calendar day after mailing to the receiving party by either (i) United States registered or certified mail, postage prepaid, or (ii) Federal Express or other comparable overnight delivery service, delivery charges prepaid, and addressed as follows:

     To Holiday RV:       Holiday RV Superstores, Inc.
                          200 E. Broward, Suite 920
                          Ft. Lauderdale, FL 33301
                          Attn:  Michael S. Riley
                          Telephone: 954-522-9903
                          Facsimile: 954-523-9006

     To any member of
     the Investor Group:  Armando Alonso
                          36007 Lake Unity Nursey Road
                          Fruitland Park, FL 34731
                          Telephone: 352-728-3978
                          Facsimile: 352-728-5562

                          Francisco Alonso
                          36007 Lake Unity Nursey Road
                          Fruitland Park, FL 34731
                          Telephone: 352-728-3978
                          Facsimile: 352-728-5562

     with a copy to:      Byrd F. Marshall, Jr., Esq.
                          Gray, Harris & Robinson, P.A.
                          301 East Pine Street, Suite 1400
                          Orlando, FL 32802
                          Telephone: 407-843-8880
                          Facsimile: 407-244-5690

Any party may change the address specified in this section by giving the other party notice of such new address in the manner set forth herein.

          10.4 Severability. In the event that any provision of this Conversion Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or invalid, then this Conversion Agreement shall continue in full force and effect without said provision. If this Conversion Agreement continues in full force and effect as provided above, the parties shall replace the invalid provision with a valid provision which corresponds as far as possible to the spirit and purpose of the invalid provision.

          10.5 Counterparts. This Conversion Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one document.

          10.6 Entire Agreement. This Conversion Agreement, and the documents and agreements contemplated herein and therein, constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior oral or written agreements, representations or warranties between the parties other than those set forth herein or herein provided for.

          10.7 Successors and Assigns. Except as specifically permitted pursuant to the terms and conditions hereof, no party shall be permitted to assign their respective rights or obligations under this Conversion Agreement without the prior written consent of the other parties. The provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns, heirs, executors, and administrators of the parties hereto.

          10.8 Amendment and Waiver. No modification or waiver of any provision of this Conversion Agreement shall be binding upon the party against whom it is sought to be enforced, unless specifically set forth in writing signed by an authorized representative of that party. A waiver by any party of any of the terms or conditions of this Conversion Agreement in any one instance shall not be deemed or construed to be a waiver of such terms or conditions for the future, or of any subsequent breach thereof. The failure by any party hereto at any time to enforce any of the provisions of this Conversion Agreement, or to require at any time performance of any of the provisions hereof, shall in no way to be construed to be a waiver of such provisions or to affect either the validity of this Conversion Agreement or the right of any party to thereafter enforce each and every provision of this Conversion Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Conversion Agreement as of the date first above written.

                              HOLIDAY RV SUPERSTORES, INC.


                              By: ________________________________
                                    Michael S. Riley
                                    Chief Executive Officer



                              COUNTY LINE SELECT CARS, INC.



                              By: ________________________________
                                    Michael S. Riley
                                    Chief Executive Officer



                              ___________________________________
                              Armando Alonso



                              ___________________________________
                              Francisco Alonso

                                 SCHEDULE 3.3

                            Mortgaged Real Property

                            PARCEL 1 -MARION COUNTY
                          (Ocala North - CLRV Store)

A parcel of land lying in the North 1/2 of Section 6, Township 15 South, Range 22 East, Marion County, Florida, being more particularly described as follows:

Commence at the intersection of the East right of way line of N.W. 16th Avenue and the South right of way line of N.W. 31st Street (not open), thence North 89 degrees 09 minutes 36 seconds East, along said South right of way line of N.W. 31st Street, 1034.85 feet to the point of beginning; thence continue North 89 degrees 09 minutes 36 seconds East, along said right of way line, 500.58 feet to the West right of way line of Alternate U.S. Highway 441, thence South 32 degrees 31 minutes 25 seconds East, along said right of way line, 40.64 feet; thence continuing along said right of way line, South 57 degrees 28 minutes 35 seconds West, 35.00 feet, thence continuing along said right of way line, South 32 degrees 41 minutes 21 seconds East, 434.36 feet, thence departing said right of way line, South 89 degrees 26 minutes 46 seconds West, 531.90 feet, thence North 25 degrees 09 minutes 23 seconds West, 460.09 feet to the point of beginning.

Parcel ID#R25238-000-02

                           PARCEL 2 - MARION COUNTY
                   (Ocala North Retail Store (B & Q, Inc.))

Commencing at the Northwest corner of Section 6, Township 15 South, Range 22 East; thence run South 89 degrees 40 minutes 27 seconds East, along the North line of said Section 6, a distance of 666.60 feet; thence run South 32 degrees 20 minutes 27 seconds East along the Easterly right of way line of S.R. 25, a distance of 1630.48 feet to the Point of Beginning; thence continue South 32 degrees 20 minutes 27 seconds East a distance of 202.63 feet; thence run North 89 degrees 33 minutes 33 seconds East, a distance of 112.05 feet; thence run South 32 degrees 20 minutes 27 seconds East, a distance of 198.99 feet to a point on the Westerly right of way line of U.S. Highways 441 and 301; thence run North 11 degrees 35 minutes 26 seconds West, along the chord of a curve, (said curve having a radius of 5829.65 feet and a delta angle of 02 degrees 17 minutes 58 seconds) a chord distance of 233.94 feet to the P.T. of said curve; thence run North 10 degrees 26 minutes 27 seconds West, along said right of way, a distance of 108.71 feet; thence run North 89 degrees 29 minutes 35 seconds West, a distance of 260.25 feet to the Point of Beginning; said property lying and being all in the Northwest 1/4 of Section 6, Township 15 South, Range 22 East, Marion County, Florida.

Parcel ID#R25226-003-01

LESS AND EXCEPT the lands conveyed in the Warranty Deed recorded in Official Records Book 2442, Page 1568, Public Records of Marion County, Florida, described as follows:

A portion of the North Half of Section 6, Township 15 South, Range 22 East, Marion County, Florida, being more particularly described as follows:

Commence at the Northwest corner of said Section 6; thence South 89 degrees 40 minutes 27 seconds East, along the North line of said Section, 666.60 feet to the intersection with the Easterly right of way line of State Road 25A (width varies); thence departing said North line, South 32 degrees 20 minutes 27 seconds East, along said Easterly right of way line 1,833.11 feet; thence North 89 degrees 33 minutes 33 seconds East along a deviation in said right of way line, 112.05 feet to the POINT OF BEGINNING; thence departing said right of way line, North 00 degrees 26 minutes 27 seconds West, 20.00 feet; thence North 89 degrees 33 minutes 33 seconds East, 67.22 feet to the intersection with the Westerly right of way line of U.S. Highway No. 441-301 (200 feet width); said point being on a curve concave Southerly and having as its elements a central angle of 00 degrees 12 minutes 00 seconds and a radius of 5,829.65 feet; thence Southerly along the arc of said curve and said right of way line, 20.34 feet; thence departing said right of way line, South 89 degrees 33 minutes 33 seconds West, 70.93 feet to the POINT OF BEGINNING.

(Parcel ID#R25226-003-02 - less out parcel)

                           PARCEL 3 - MARION COUNTY
                 (Ocala North Retail Sign at Accessory Store)

A portion of the North 1/2 of Section 6, Township 15 South, Range 22 East, Marion County, Florida, being more particularly described as follows:

Commence at the Northwest corner of said Section 6; thence South 89 degrees 40 minutes 27 seconds East, along the North line of said Section, 666.60 feet to the intersection with the Easterly right of way line of State Road 25A (width varies); thence departing said North line, South 32 degrees 20 minutes 27 seconds East, along said Easterly right of way line, 1,833.11 feet, thence North 89 degrees 33 minutes 33 seconds East, along a deviation in said right of way line, 112.05 feet to the Point of Beginning; thence departing said right of way line, North 00 degrees 26 minutes 27 seconds West, 20.00 feet; thence North 89 degrees 33 minutes 33 seconds East, 67.22 feet to the intersection with the Westerly right of way line of U.S. Highway 441-301 (200 feet wide), said point being on a curve concave Southerly and having as its elements a central angle of 00 degrees 12 minutes 00 seconds and a radius of 5,829.65 feet; thence Southerly along the arc of said curve and said right of way line, 20.34 feet; thence departing said right of way line, South 89 degrees 33 minutes 33 seconds West,
70.93 feet to the Point of Beginning.

Parcel ID#R25226-003-02

                           PARCEL 4 - MARION COUNTY
                          (Ocala North Wild Frontier)

A portion of the Southwest 1/4 of the Northwest 1/4 of Section 6, Township 15 South, Range 22 East, Marion County, Florida, and a portion of Lots 20, 21 and 22, Homewood, as recorded in Plat Book C, Page 76 of the Public Records of Marion County, Florida, being more particularly described as follows:

Begin at the Northeast corner of the Southwest 1/4 of the Northwest 1/4 of said
Section 6, said point also being the Northwest corner of the aforementioned Lot 20; thence South 25 degrees 07 minutes 52 seconds East, 503.95 feet; thence South 89 degrees 27 minutes 37 seconds West, 1249.30 feet to the East right of way line of N.W. 16th Avenue (Bullock Avenue) (50 feet wide); thence North 00 degrees 01 minute 47 seconds East along said East right of way line of N.W. 16th Avenue, 456.58 feet to the point of intersection with the South right of way line of N.W. 31st Street (Burford Avenue)(50 feet wide), said point also being on the North boundary of the Southwest 1/4 of the Northwest 1/4 of said Section 6; thence departing said East right of way line North 89 degrees 22 minutes 00 seconds East along said South right of way line and said North boundary, 1035.05 feet to the Point of Beginning.

Parcel ID#R25226-000-00

                        PARCELS 5 AND 6 - MARION COUNTY
               Parcel 5 - Ocala South (RV Sales Lot and Office)
                    Parcel 6 - Ocala South Mobile Home Park

Parcel 1:

Commencing at the Northwest corner of Section 10, Township 16 South, Range 22 East, thence South along the West boundary of said Section 967.39 feet, thence North 68 degrees 36 minutes 20 seconds East, 686.11 feet for the Point of Beginning; North 68 degrees 36 minutes 20 seconds East, 135.00 feet, thence South 26 degrees 37 minutes 50 seconds East, 135.00 feet, thence South 68 degrees 36 minutes 20 seconds West, 135.00 feet, thence North 26 degrees 37 minutes 50 seconds West, 135.00 feet to the Point of Beginning; known as Lot 10 of an unrecorded subdivision in the Northwest 1/4 of the Northwest 1/4 of
Section 10, Township 16 South, Range 22 East, Marion County, Florida.

Portion of Parcel ID#R36501-000-00

Parcel 2:

Commencing at the intersection of the North boundary of Section 10, Township 16 South, Range 22 East, Marion County, Florida, with the West right of way line of U.S. Highway 441, thence South 26 degrees 49 minutes 30 seconds East along said West right of way line 950 feet to the Point of Beginning; thence South 76 degrees 22 minutes 30 seconds West 359.52 feet; thence South 26 degrees 49 minutes 30 seconds East and parallel to the aforementioned West right of way line 174.26 feet; thence East 392.16 feet to the West right of way line of U.S. Highway No. 441; thence North 26 degrees 49 minutes 30 seconds West along said West right of way line 269.15 feet to the Point of Beginning.

Parcel ID#R36503-007-00

Parcel 3:

All that certain tract or parcel of land lying and being situate in the Northwest 1/4 of Section 10, Township 16 South, Range 22 East, Marion County, Florida, being more fully and particularly described as follows:

For a Point of Reference commence at the Northwest corner of said Section 10, from which proceed on the West line thereof South, a distance of 967.39 feet; thence departing from said line North 68 degrees 36 minutes 20 seconds East, a distance of 821.11 feet; thence South 26 degrees 37 minutes 50 seconds East a distance of 135.00 feet to the Point of Beginning. From the Point of Beginning thus described continue South 26 degrees 37 minutes 50 seconds East, a distance of 339.26 feet; thence North 89 degrees 48 minutes 20 seconds West, a distance of 150.64 feet; thence North 26 degrees 37 minutes 50 seconds West, a distance of 283.63 feet; thence North 68 degrees 36 minutes 20 seconds East a distance of
135.00 feet to the Point of Beginning.

Portion of Parcel ID#R36501-000-00

Parcel 4:

Beginning at a point 250 feet North of the Northeast corner of the Northwest 1/4 of the Southwest 1/4 of the Northwest 1/4 of Section 10, Township 16 South, Range 22 East, Marion County, Florida; thence run South 250 feet to said Northeast corner of Northwest 1/4 of Southwest 1/4 of Northwest 1/4 of Section 10, Township 16 South, Range 22 East; thence run East 908.45 feet, more or less, to the West right of way line of the Dixie Highway 441; thence run Northwesterly with and along said West right of way line of said Dixie Highway to a point due East of the Point of Beginning; thence run West to the Point of Beginning.

Portion of Parcel ID#R36501-000-00

Parcel 5 ID#R36503-007-00
Parcel 6 ID#R36501-000-00

                            PARCEL 7 - LAKE COUNTY
                            (Clermont - CLRV Store)

All that part of the Southeast 1/4 of the Southeast 1/4 of Section 22, Township 21 South, Range 25 East, lying South of Highway 27, Lake County, Florida.

Parcel ID#2221250004-000-01501


                            PARCEL 8 - LAKE COUNTY
                            (Clermont - CLRV Store)

That part of the West 400.00 feet of the Southwest 1/4 of the Southeast 1/4 of
Section 22, Township 21 South, Range 25 East in Lake County, Florida, lying South of the Southerly line of the right of way of U.S. Highway 27, Lake County, Florida.

Parcel ID#2221250004-000-01300

                            PARCEL 9 - LAKE COUNTY
                                  (Clermont)

     INTENTIONALLY DELETED FROM TRANSACTION

                            PARCEL 10 - LAKE COUNTY
                                  (Clermont)

Commence at the Southwest corner of the Southeast 1/4 of Section 22, Township 21 South, Range 25 East, Lake County, Florida, thence run North 89 degrees 46 minutes 15 seconds East along the South line of the Southeast 1/4 of said
Section 22 for a distance of 400.00 feet to the Point of Beginning: thence leaving said South line run North 00 degrees 29 minutes 04 seconds East for a distance of 880.90 feet to the South right of way line of U.S. Highway No. 27; thence run South 78 degrees 21 minutes 58 seconds East along said right of way line for a distance of 441.39 feet; thence leaving said right of way line run South 11 degrees 38 minutes 02 seconds West for a distance of 807.34 feet to the aforesaid South line of the Southeast 1/4; thence run South 89 degrees 46 minutes 15 seconds West along said South line for a distance of 276.97 feet to the Point of Beginning.

Parcel ID#2221250004-000-02400

                           PARCEL 11 - CITRUS COUNTY
                                  (Inverness)

Part of Lot 2, KAR-MAN-CHE HILLS, being more particularly described as follows:

Begin at the most Northerly corner of Lot 2, KAR-MAN-CHE HILLS as recorded in Plat Book 4, Page 112, Public Records of Citrus County, Florida, said point being on the Southwesterly right of way line of State Road No. 44, thence South 55 degrees 12 minutes 30 seconds East along said right of way line a distance of
249.00 feet, thence South 09 degrees 53 minutes 48 seconds West a distance of
136.69 feet, thence North 44 degrees 57 minutes 49 seconds West a distance of
5.92 feet, thence South 45 degrees 02 minutes 11 seconds West a distance of 4.75 feet, thence South 44 degrees 57 minutes 49 seconds East a distance of 9.26 feet, thence South 09 degrees 53 minutes 48 seconds West a distance of 80.06 feet to the Northerly right of way line of Crystal Boulevard as shown on said plat, said right of way line also being the South line of said Lot 2, thence North 89 degrees 08 minutes 15 seconds West along said South line a distance of
44.05 feet to the Southwesterly corner of Lot 2, thence North 18 degrees 43 minutes West along Southwesterly boundary of said Lot 2, a distance of 380.80 feet to the Point of Beginning: LESS AND EXCEPT that portion lying within a 100 foot Power Line Easement across the Westerly 50 feet thereof.

AND

Commence at the most Easterly corner of Lot 16, KAR-MAN-CHE HILLS as recorded in Plat Book 4, Page 112, Public Records of Citrus County, Florida, thence South 89 degrees 08 minutes 15 seconds East along the Northerly right of way line of Crystal Boulevard (33 feet wide) as shown on said plat a distance of 53.07 feet to the Point of Beginning, said point also being the most Westerly corner of Lot 1 as shown on said plat, thence North 18 degrees 43 minutes West along the Northeasterly line of a Power Line Easement 50 feet on each side of the Northeasterly boundary of Lot 16 and 3 as shown on said plat a distance of 18.60 feet, thence North 09 degrees 53 minutes 48 seconds East 25.06 feet, thence South 18 degrees 43 minutes East parallel to said Power Line Easement a distance of 44.87 feet to the Northerly right of way line of Crystal Boulevard as shown on said plat, thence North 89 degrees 08 minutes 15 seconds West 12.74 feet along said right of way line to the Point of Beginning.

Parcel ID#R12-19S19E0030-0020


                           PARCEL 12 - CITRUS COUNTY
                            (Inverness CLRV Store)

Lot 1 and all that part of Lot 2 lying East of Power Line Easement, of KAR-MAN-CHE HILLS, according to the map or plat thereof recorded in Plat Book 4, Page 112, Public Records of Citrus County, Florida, LESS AND EXCEPT the following:
Begin at the most Northerly corner of Lot 2, KAR-MAN-CHE HILLS as recorded in Plat Book 4, Page 112, Public Records of Citrus County, Florida, said point being the Southwesterly right of way of State Road No. 44, thence South 55 degrees 12 minutes 30 seconds East along said right of way line a distance of
249.00 feet, thence South 09 degrees 53 minutes 48 seconds West a distance of
136.69 feet, thence North 44 degrees 57 minutes 49 seconds West a distance of
5.92 feet, thence South 45 degrees 02 minutes 11 seconds West a distance of 4.75 feet, thence South 44 degrees 57 minutes 49 seconds East a distance of 9.26 feet, thence South 09 degrees 53 minutes 48 seconds West a distance of 80.06 feet to the Northerly right of way line of Crystal Boulevard as shown on said Plat, said right of way line also being the South line of said Lot 2, thence North 89 degrees 08 minutes 15 seconds West along said South line a distance of
44.05 feet to the Southwesterly corner of said Lot 2, thence North 18 degrees 43 minutes West along the Southwesterly boundary of said Lot 2 a distance of 380.80 feet to the Point of Beginning, LESS that portion of the above-described land lying within the 100 foot wide Power Line Easement as shown on the Plat of said KAR-MAN-CHE HILLS.

LESS AND EXCEPT

Commence at the most Easterly Corner of Lot 16, KAR-MAN-CHE HILLS as recorded in Plat Book 4, Page 112, Public Records of Citrus County, Florida, thence South 89 degrees 08 minutes 15 seconds East along the Northerly right of way line of Crystal Boulevard (33 feet wide) as shown on said plat a distance of 53.07 feet to the Point of Beginning, said point also being the most Westerly Corner of Lot 1 as shown on said plat, thence North 18 degrees 43 minutes West along the Northeasterly line of a Power Line Easement 50 feet on each side of the Northeasterly boundary of Lots 16 and 3 as shown on said plat a distance of
18.60 feet, thence North 09 degrees 53 minutes 48 seconds East 25.06 feet, thence South 18 degrees 43 minutes East parallel to said Power Line Easement a distance of 44.87 feet to the Northerly right of way line of Crystal Boulevard as shown on said plat, thence North 89 degrees 08 minutes 15 seconds West, 12.74 feet along said right of way line to the Point of Beginning.

ALSO LESS AND EXCEPT THE FOLLOWING DESCRIBED LAND TAKEN BY THE STATE OF FLORIDA IN THE FINAL JUDGMENT RECORDED IN OFFICIAL RECORDS BOOK 1120, PAGE 1806, PUBLIC RECORDS OF CITRUS COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

That part of:

     Lot 1 and Lot 2, lying East of powerline easement, of KAR-MAN-CHE HILLS, according to the map or plat thereof as recorded in Plat Book 4, Page 112, Public Records of Citrus County, Florida, Section 12, Township 19 South, Range 19 East.

described as follows:

Commence at the Southwest corner of Section 12, Township 19 South, Range 19 East, Citrus County, Florida; thence run South 88 degrees 51 minutes 57 seconds East along the South line of said Section 12, being the Northerly right of way line of Crystal Blvd., a 33-foot platted street and the South line of KAR-MAN-CHE HILLS, as recorded in Plat Book 4, Page 112, Public Records of Citrus County, Florida, a distance of 1131.45 feet to a point that is North 88 degrees 51 minutes 57 seconds West, 230.06 feet from the center line of State Road 44, as shown on Florida Department of Transportation Right of Way Map, Section 02050-2535, for the POINT OF BEGINNING; thence continue South 88 degrees 51 minutes 57 seconds East along said South line (Northerly right of way line)
140.00 feet to the Southerly existing right of way line of said State Road No. 44; thence North 54 degrees 57 minutes 49 seconds West along said right of way line 105.00 feet; thence South 43 degrees 11 minutes 51 seconds West 78.89 feet to the Point of Beginning.

Parcel ID#R12-19S19E0030-0010

                                   EXHIBIT A

                                 RESIGNATIONS

                              OFFICER RESIGNATION


     I, Armando Alonso, do hereby resign as Senior Vice President and General Manager - Florida Division of County Line Select, Inc. My resignation becomes effective immediately.



Dated: March 1, 2001                _______________________________
                                    Armando Alonso

                              OFFICER RESIGNATION


     I, Francisco Alonso, do hereby resign as Vice President and General Manager
- Florida Division of County Line Select, Inc. My resignation becomes effective immediately.



Dated: March 1, 2001                ______________________________________
                                    Francisco Alonso

                                   EXHIBIT B

                          [FORM OF OPTION CERTIFICATE]

                          [FORM OF OPTION CERTIFICATE]

THE OPTIONS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES TRANSFERABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO
(i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE OPTIONS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT EXCHANGE AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
               5:00 P.M., ORLANDO, FLORIDA TIME, November 1, 2003

Date: March 1, 2001                                          Options to Purchase
                                                     Up to 206,000 Common Shares

                               OPTION CERTIFICATE

     This Option Certificate certifies that Holiday RV Superstores, Inc., or registered assigns, is the registered holder of Options to purchase, until 5:00 p.m. Orlando, Florida time on November 1, 2003 ("Expiration Date") from ______________ Alonso ("Alonso"), up to 206,000 shares (the "Option Shares") of fully-paid and non-assessable shares of common stock, par value $0.001 (the "Common Stock") of HOLIDAY RV SUPERSTORES, INC., a Delaware corporation ("Holiday RV"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $8.00 per Option Share upon surrender of this Option Certificate and payment of the Exercise Price, at an office or agency of Alonso, but subject to the conditions set forth herein. Payment of the Exercise Price shall be made by certified or official bank check payable to the order of Alonso or by surrender of this Option Certificate.

     The Options shall expire upon the following schedule: On March 1, 2001, and upon each of the following 29 monthly anniversaries after such date, the Option shall expire with regard to 1/30th of the Option Shares initially subject to this Option Certificate.

     No Option may be exercised after 5:00 p.m., Ft. Lauderdale, Florida time, on the Expiration Date, at which time all Options evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

     The Options evidenced by this Option Certificate are part of a duly authorized grant of Options pursuant to the Debt Conversion and Mutual Settlement and Release Agreement ("Conversion Agreement"), which Conversion Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of Alonso and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Options.

     If the outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price and number of Option Shares in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced and increased, respectively, and, conversely, if the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price and number of Option Shares in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased and reduced, respectively, such reduction and increase or increase and reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     If at any time after the date of this Option there shall be a merger or consolidation of Holiday RV with or into or a transfer of substantially all of the assets of Holiday RV to another entity, then the holder(s) hereof shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or other property of Holiday RV or of the successor corporation resulting from such merger or consolidation, which was received by Alonso in exchange for the Option Shares.

     In the event the Exercise Price and the type and/or number of Holiday RV's securities transferable thereupon are adjusted, in such event, Alonso will, at the request of the holder, issue a new Option Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities transferable upon the exercise of the Options; provided, however, that the failure of Alonso to issue such new Option Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Conversion Agreement.

     Upon due presentment for registration of transfer of this Option Certificate at an office or agency of Alonso, a new Option Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options shall be issued to the transferee(s) in exchange for this Option Certificate, subject to the limitations provided herein and in the Conversion Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Options evidenced by this Certificate, Alonso shall forthwith issue to the holder hereof a new Option Certificate representing such remaining unexercised Options.

     Alonso may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Option Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and for all other purposes, and Alonso shall not be affected by any notice to the contrary.

     All terms used in this Option Certificate which are defined in the Conversion Agreement shall have the meanings assigned to them in the Conversion Agreement.

     IN WITNESS WHEREOF, Alonso has caused this Option Certificate to be duly executed under its corporate seal.

     Dated as of March 1, 2001.


                                    ______________________________
                                    ________ Alonso

                               NOTICE OF EXERCISE
                               ------------------




To:    __________________ Alonso ("Alonso")

(1) The undersigned hereby elects to exercise the attached Option Certificate for and to purchase thereunder, _______ shares of Common Stock, and herewith makes payment therefor of $____________.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                    __________________________________
                    (Name)

                    __________________________________
                    (Address)
                    __________________________________

(3) Please issue a new Option Certificate for the unexercised portion of the attached Option Certificate in the name of the undersigned or in such other name as specified below:

                              _____________________________________
                              (Name)

_____________________         _____________________________
(Date)                        (Signature)

                              ____________________________________
                              (Address)


Dated: _______________


_____________________________
Signature

                                ASSIGNMENT FORM
                                ---------------

             (To assign the foregoing Option Certificate, execute
                  this form and supply required information.
           Do not use this form to exercise the Option Certificate.)



          FOR VALUE RECEIVED, the foregoing Option Certificate and all rights evidenced thereby are hereby assigned to ______________________________________
whose address is ______________________________________.



Dated: _______________        Holder's Signature: __________________________

                              Holder's Address:   __________________________

                                                  __________________________

Signature Guaranteed: ____________________________________





NOTE:   The signature to this Assignment Form must correspond with the name as it appears on the face of the Option Certificate, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.